UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 29, 2009
Date of Report (date of earliest event reported)
Eastman Kodak Company

(Exact name of Registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
343 State Street
Rochester, New York 14650
(Address of principal executive office) (Zip Code)
(585) 724-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
As previously reported, on September 16, 2009, the Company entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with KKR Jet Stream (Cayman) Limited (“Jet Stream Cayman”) and Kohlberg Kravis & Roberts & Co. L.P. (with respect to specified provisions) to sell to an entity formed by one or more investment funds, vehicles or accounts managed or advised by Kohlberg Kravis & Roberts & Co. L.P. or its subsidiaries (collectively “KKR”) Senior Secured Notes due 2017 (“Senior Secured Notes”) and warrants to purchase shares of the Company’s common stock (the “Warrants”) (the “KKR Transaction”). On September 29, 2009, the KKR Transaction was completed and the Company issued to Jet Stream Cayman, 8 North America Investor (Cayman) Limited, a Cayman Islands exempted limited company (“8NAI”), OPERF Co-Investment LLC, a Delaware limited liability company (“OPERF”), and KKR Jet Stream LLC, a Delaware limited liability company (“Jet Stream” and, together with 8NAI and OPERF, the “New Investors” and the New Investors, together with Jet Stream Cayman, the “Investors”) $300 million aggregate principal amount of 10.5% Senior Secured Notes and Warrants to purchase an aggregate of 40 million shares of the Company’s common stock in accordance with the terms of the Purchase Agreement. The New Investors are permitted assignees under the Purchase Agreement and became parties to the Purchase Agreement pursuant to a joinder agreement dated as of September 29, 2009. The aggregate purchase price for the Senior Secured Notes and Warrants was $288 million.
Senior Secured Notes due 2017
In connection with the KKR Transaction, the Company and the subsidiary guarantors (as defined below) entered into an indenture, dated as of September 29, 2009, with Bank of New York Mellon, as trustee (the “Indenture”). The terms and conditions of the Senior Secured Notes due 2017 are contained in documentation, including the Indenture, executed and delivered at the closing of the KKR Transaction.
          Interest
Interest on the Senior Secured Notes is payable semiannually in arrears on October 1 and April 1 of each year, beginning on April 1, 2010. Cash interest on the Senior Secured Notes will accrue at a rate of 10% per annum and PIK Interest (as defined below) will accrue at a rate of 0.50% per annum. “PIK Interest” is interest paid by increasing the principal amount of the Senior Secured Notes.
          Ranking
The Senior Secured Notes are the Company’s senior secured obligations and rank senior in right of payment to any future subordinated indebtedness; rank equally in right of payment with all of the Company’s existing and future senior indebtedness; are effectively senior in right of payment to the Company’s existing and future unsecured indebtedness, including the 7.00% convertible senior notes issued by the Company in a separate private placement offering, which closed on September 23, 2009, to the extent of the collateral securing the Senior Secured Notes; are effectively subordinated in right of payment to indebtedness under the Company’s amended and restated credit agreement, dated as of March 31, 2009, as amended, to the extent of the collateral securing such indebtedness on a first-priority basis; and effectively are subordinated in right of payment to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries.
          Guarantees
The Senior Secured Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Company’s existing and future direct or indirect wholly owned domestic subsidiaries, subject to certain exceptions. Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee ranks senior in right of payment to all existing and future subordinated indebtedness of the subsidiary guarantor; ranks equally in right of payment with all existing and future senior indebtedness of the subsidiary guarantor; is effectively subordinated in right of payment to its guarantees under the Company’s amended and restated credit agreement, dated as of March 31, 2009, as amended, to the extent of the collateral securing such guarantees on a first-priority basis; and is effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of any subsidiary of a subsidiary guarantor that is not also a guarantor of the Senior Secured Notes.
          Security
The Senior Secured Notes and subsidiary guarantees are secured by second-priority liens, subject to permitted liens, on substantially all of the Company’s domestic assets and substantially all of the domestic assets of the subsidiary guarantors pursuant to the Security Agreement executed and delivered in connection with the closing of the KKR Transaction. Additional terms and conditions regarding the Security Agreement are described below.
          Optional Redemption
At any time and from time to time prior to October 1, 2013, the Company will be entitled at the Company’s option to redeem some or all of the Senior Secured Notes at a redemption price of 100%, plus a premium equal to the present value of the remaining interest payments on the Senior Secured Notes plus accrued and unpaid interest. On and after October 1, 2013, the Company may redeem some or all of the Senior Secured Notes at a redemption price of 100%, plus accrued and unpaid interest.
At any time and from time to time prior to October 1, 2012, the Company may redeem the Senior Secured Notes with the net cash proceeds received by the Company from certain equity offerings at a price equal to 110.5% multiplied by the principal amount of the Senior Secured Notes, plus accrued and unpaid interest, in an aggregate principal amount for all such redemptions not to exceed 35% of the original aggregate principal amount of the Senior Secured Notes, provided that the redemption takes place within 120 days after the closing of the related equity offering, and not less than 65% of the original aggregate principal amount of the Senior Secured Notes remains outstanding immediately thereafter.
          Change of Control
Upon the occurrence of a change of control, which is defined in the Indenture, each holder of the Senior Secured Notes has the right to require the Company to repurchase some or all of such holder’s Senior Secured Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.
          Covenants
The Indenture contains covenants limiting, among other things, the Company’s ability and the ability of the Company’s restricted subsidiaries (as defined in the Indenture) to (subject to certain exceptions):
•	incur additional debt or issue certain preferred shares;

•	pay dividends on or make other distributions in respect of the Company’s capital stock or make other restricted payments;

•	make principal payments on, or purchase or redeem subordinated indebtedness prior to any scheduled principal payment or maturity;

•	make certain investments;

•	sell certain assets;

•	create liens on assets;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets;

•	enter into certain transactions with the Company’s affiliates; and

•	designate the Company’s subsidiaries as unrestricted subsidiaries.
These covenants are subject to a number of important exceptions and qualifications.
The foregoing description of the Indenture in this report is a summary only and is qualified in its entirety by the terms of the Indenture, which is attached hereto as Exhibit 4.1, and incorporated herein by reference.
Security Agreement
In connection with the KKR Transaction, the Company and the subsidiary guarantors entered into a security agreement, dated as of September 29, 2009, with Bank of New York Mellon (the “Security Agreement”). The Security Agreement contains the terms and conditions of the security interest granted in connection with the Senior Secured Notes and subsidiary guarantees. Pursuant to the Security Agreement, the Senior Secured Notes and subsidiary guarantees are secured by second-priority liens, subject to permitted liens, on substantially all of the Company’s domestic assets and substantially all of the domestic assets of the subsidiary guarantors.
The foregoing description of the Security Agreement in this report is a summary only and is qualified in its entirety by the terms of the Security Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.
Warrants
In connection with the KKR Transaction, the Company on September 29, 2009, executed and delivered to certain of the Investors warrants to purchase an aggregate of 40 million shares of the Company’s common stock.
The Warrants are exercisable at any time after the date of issuance at a per share exercise price of $5.50. The Warrants expire on the eighth anniversary of the original date of issuance. A holder of a Warrant may pay the exercise price of the Warrants in cash or by cashless exercise.
The exercise price and number of shares of common stock underlying the Warrants are subject to customary adjustments upon the occurrence of certain events. A holder of the Warrants is not permitted to transfer the Warrants or shares issued upon the exercise of any of the Warrants prior to the second anniversary of the issue date of the Warrants, subject to certain exceptions.
The foregoing description of the Warrants in this report is a summary only and is qualified in its entirety by the terms of the form of Warrant, which is attached hereto as Exhibit 10.2, and incorporated herein by reference.
Registration Rights
In connection with the KKR Transaction, the Company and the subsidiary guarantors entered into a registration rights agreement, dated as of September 29, 2009, with the Investors (the “Registration Rights Agreement”).
The holders of the Senior Secured Notes and the related guarantees, the Warrants and the shares of common stock underlying the Warrants and certain other securities (“Registrable Securities”) have certain registration rights pursuant to a Registration Rights Agreement. The Company is obligated to file a shelf registration statement covering the resale of the Registrable Securities and has the ability to suspend the distribution of Registrable Securities in certain circumstances. In the event the Company fails to comply with certain provisions of the Registration Rights Agreement, the Company is obligated to make special payments to the holders of Notes.
The foregoing description of the Registration Rights Agreement in this report is a summary only and is qualified in its entirety by the terms of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3, and incorporated herein by reference.

Board Representation
Pursuant to the Purchase Agreement, for so long as KKR and certain related parties beneficially own at least 50% of the common stock issued or issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement, KKR will be entitled to nominate two directors to the Company’s Board of Directors (the “Board”). If KKR and these related parties beneficially own less than 50% but at least 25% of the common stock issued or issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement, KKR will be entitled to nominate one director to the Board. At such time when KKR and these related parties beneficially own less than 25% of the common stock issued or issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement, KKR will no longer have the right to nominate any directors to the Board.
In accordance with this provision of the Purchase Agreement, the Board increased the size of the Board to fourteen members and elected Adam Clammer and Herald Chen to the Board to fill these newly created positions. See Item 5.02 below for additional information.
The foregoing description of the Board rights provisions of the Purchase Agreement in this report is a summary only and is qualified in its entirety by the terms of the Purchase Agreement, which is attached hereto as Exhibit 10.4, and incorporated herein by reference.
Additional Information
For additional information regarding the KKR Transaction, please refer to the Company’s Current Report on Form 8-K filed on September 17, 2009, regarding the event on September 16, 2009 (subject to the ministerial correction contained above regarding the threshold at which KKR’s right to nominate a director to the Board terminates). The press release dated September 29, 2009, announcing the closing of the KKR Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
As disclosed in Item 1.01 above, on September 29, 2009, the Company issued $300 million aggregate principal amount of Senior Secured Notes.
The Senior Secured Notes, the Warrants, the underlying common stock issuable upon exercise of the Warrants and the subsidiary guarantees have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Additional terms and conditions regarding the Senior Secured Notes and Warrants are described in Item 1.01 above, which are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
The information contained in Item 1.01 is hereby incorporated into this Item 3.02. The Company issued the securities in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D. The Company relied on this exemption from registration based in part on representations made by the Investors in the Purchase Agreement.
The securities have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At its meeting on September 25, 2009, the Board, contingent upon and effective concurrent with the closing of the KKR Transaction, increased the size of the Board to fourteen members and elected Adam Clammer and Herald Chen to the Board.
The increase in the size of the Board, the election of Mr. Clammer and Mr. Chen to the Board was made pursuant to the Purchase Agreement. The Purchase Agreement provides that for so long as KKR and certain related parties beneficially own at least 50% of the common stock issued or issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement, KKR will be entitled to nominate two directors to the Board. If KKR and these related parties beneficially own less than 50% but at least 25% of the common stock issued or issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement, KKR will be entitled to nominate one director to the Board. At such time when KKR and these related parties beneficially own less than 25% of the common stock issued or issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement, KKR will no longer have the right to nominate any directors to the Board.
The Company will also cause such nominees, subject to satisfaction of certain conditions, to be nominated for re-election upon the end of such nominee’s term.
The Purchase Agreement further provides that one of KKR’s nominees will also have the right to be appointed by the Board to sit on each regular committee of the Board, subject to such nominee satisfying applicable legal, regulatory and stock exchange requirements. Mr. Clammer was appointed to the Finance Committee. Mr. Chen was appointed to the Executive Compensation and Development and Corporate Responsibility and Governance Committees.
The press release dated September 29, 2009, announcing the election of Mr. Clammer and Mr. Chen to the Board and their respective appointments to the committees as described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

4.1	Indenture, dated as of September 29, 2009

10.1	Security Agreement, dated as of September 29, 2009

10.2	Form of Warrant

10.3	Registration Rights Agreement, dated as of September 29, 2009

10.4	Purchase Agreement, dated as of September 16, 2009 (Incorporated by reference to the Eastman Kodak Company Current Report on Form 8-K, filed on September 17, 2009, Exhibit 10.1)

99.1	Press Release, dated September 29, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 29, 2009	By:	/s/ Jeremy R. Salesin
Jeremy R. Salesin
Vice President

Index to Exhibits

Exhibit
Number	Description
4.1	Indenture, dated as of September 29, 2009

10.1	Security Agreement, dated as of September 29, 2009

10.2	Form of Warrant

10.3	Registration Rights Agreement, dated as of September 29, 2009

10.4	Purchase Agreement, dated as of September 16, 2009 (Incorporated by reference to the Eastman Kodak Company Current Report on Form 8-K, filed on September 17, 2009, Exhibit 10.1)

99.1	Press Release, dated September 29, 2009